SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MAY 25, 2004



                             YOUNG INNOVATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    MISSOURI
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



           000-23213                                   43-1718931
----------------------------------       ---------------------------------------
  (Commission File Number)               (I.R.S. Employer Identification Number)



13705 SHORELINE COURT EAST, EARTH CITY, MO                63045
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)



                                 (314) 344-0010
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On May 25, 2004, Young Innovations, Inc. ("Young") announced changes in sales incentive programs, accelerated consolidation efforts and revised financial guidance for 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements and information:  N/A

         (b)      Exhibits:

                  99 Press Release dated May 25, 2004 announcing changes in sales incentive programs, accelerated consolidation efforts and revised financial guidance for 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       YOUNG INNOVATIONS, INC.


                                       By:      /s/ Arthur L. Herbst, Jr.
                                          --------------------------------------
                                                Arthur L. Herbst, Jr.
                                                Executive Vice President and
                                                Chief Financial Officer

Dated:  May 25, 2004

                                      -3-